Mark Rohr CHAIRMAN & CHIEF EXECUTIVE OFFICER I N V E S T O R D A Y N O V E M B E R 1 3 , 2 0 1 5

Unique company with complementary cores

Celanese
The chemistry inside innovation™

STRUCTURAL UNIQUENESS	Advantaged cost Global network	Distinct and leveragable value creation models
UNIQUENESS HELPS ADDRESS GLOBAL CHALLENGES	Low-growth economic environment	Currency volatility Low capacity utilization
GROW: LEVERAGE COMPLEMENTARY CORES	Global trade New product introduction	Chain expansion New materials
STEWARDSHIP OF CASH GENERATION AND USE	Free cash flow yield Share repurchases	Payout ratio Sensible M&A

ADJUSTED EBIT EXPANSION	ADJUSTED EPS GROWTH	FREE CASH FLOW GROWTH	CASH RETURNED TO SHAREHOLDERS
>600 bps since 2012	14% CAGR since 2012	~20% CAGR since 2012	~$1.3 BILLION since 2012

INVESTOR DAY 2015 2

This complementary structure drives tremendous synergy

Celanese
The chemistry inside innovation™

MANUFACTURING
- Innovation programs leverage resources across the company
- Cross-business projects leverage industry and/or technical knowledge
- Broad portfolio shares customer and industry insights
- Process innovation across businesses drives productivity
- Cross-selling and one face to the customer

SUPPLY CHAIN
- Integrated sites with shared resources
- Integrated raw material procurement
- Downstream integration

BUSINESS ENTERPRISE
- Supportive corporate entity structure
- Shared corporate resources
- Low cost service delivery

EFFICIENT STRUCTURE	GLOBAL PROCUREMENT	CROSS BU DEVELOPMENT	TOTAL ANNUAL SYNERGY
~200 entities	~$50 million	~$20 million	~$125-$150 million

INVESTOR DAY 2015 3

Starting with common technology & processes



Methanol
Carbon Monoxide
Ethylene
Formaldehyde
Acetic Acid & Anhydride
Ethanol
Vinyl Acetate Monomer
Emulsion Polymers
EVA Polymers
Engineered Materials
Cellulose Derivatives
Food Ingredients
ACETYL CHAIN
Includes Acetyl Intermediates and Industrial Specialties
MATERIALS SOLUTIONS
Includes Engineered Materials and Consumer Specialties

~95% of products are derived from ethylene, carbon monoxide or methanol

INVESTOR DAY 2015 4

Productivity is an example

Celanese
The chemistry inside innovation™

MANUFACTURING
- Raw material flexibility and yield improvement
- Energy efficiency and reduction
- Asset utilization and reliability

SUPPLY CHAIN
- Raw material and maintenance sourcing
- S&OP process improvement
- Logistics and network optimization

BUSINESS ENTERPRISE
- Reorganization along complementary cores
- Asset and footprint rationalization
- IT application rationalization & infrastructure simplification
- Focused service centers for low cost delivery

2015 GROSS PRODUCTIVITY



Business Enterprise
Manufacturing
~$200mm
Supply Chain

ANNUAL NET SAVINGS	ADJUSTED EBIT PER EMPLOYEE	PRODUCTIVITY PIPELINE
$50-$100 million	35% increase since 2012	~7700 projects

INVESTOR DAY 2015 5

…Helping us manage global economic volatility

Celanese
The chemistry inside innovation™



Continued growth
Feedstock advantage
Low-cost export base
Celanese driving productivity
Celanese investing in growth
Modest growth
Euro depreciation
Celanese driving productivity
Celanese investing in growth
Lower GDP growth
Higher consumer growth
Tremendous overcapacity
Celanese driving productivity
Exploring partnerships
Consumer growth
Low-cost energy & labor
Celanese investing in growth

Model provides opportunity to benefit from global trends

INVESTOR DAY 2015 6

7I N V E S T O R D A Y 2 0 1 5 Business model provides flexibility to manage these headwinds Like challenges in China Unparalleled choice for product > Superior location and logistics > Only fully integrated global acetyl producer > Ability to respond to trade-flows Increased commercial flexibility > More flexible pricing mechanisms > Globally aligned teams > Regional competitive knowledge > Increased optionality on prices, volumes, product mix, and manufacturing location 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015F 2016F 2017F 10.6% 9.5% 7.7% 7.7% 7.3% 6.8% 6.5% 6.3% PAGE 10 PAGE 11 PAGE 17 2012 2013 2014 2015F 2012 2013 2014 2015F $4.07 $361 5.6% >11% >$600$5.90 - $6.10 70%78% 2012 China Americas Europe2013 2014 2015F 2016F 2010 2011 2012 2013 2014 2015F 2016F 2017F 18.6 19.1% 18.1% 15.2% 13.6% 11.9% 10.6% 10.7% 10.9% 2010 2011 2012 2013 2014 2015F 2016F 2017F 8.2% 8.4% 7.5% 7.7% 7.7% 8.0% 8.0% 11.0% 21.3 0.5-1.0 2-3 3-4 23.0 23.3 24.2 Global average 14% CAGR1 ~20% CAGR 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015F 2016F 2017F 10.6% 9.5% 7.7% 7.7% 7.3% 6.8% 6.5% 6.3% PAGE 10 PAGE 11 PAGE 17 2012 2013 2014 2015F 2012 2013 2014 2015F $4.07 $361 5.6% >11% >$600$5.90 - $6.10 70%78% 2012 China Americas Europe2013 2014 2015F 2016F 2010 2011 2012 2013 2014 2015F 2016F 2017F 18.6 19.1% 18.1% 15.2% 13.6% 11.9% 10.6% 10.7% 10.9% 2010 2011 2012 2013 2014 2015F 2016F 2017F 8.2% 8.4% 7.5% 7.7% 7.7% 8.0% 8.0% 11.0% 21.3 0.5-1.0 2-3 3-4 23.0 23.3 24.2 Global average 14% CAGR1 ~20% CAGR CHINA REAL GDP GROWTH, YOY GLOBAL ACETIC ACID UTILIZATION AND GROWTH RATES 5.6% Growth 2.7% Growth

8I N V E S T O R D A Y 2 0 1 51Kilos per vehicle That we capture with our broad polymer portfolio And leverage favorable trends Global market place presence > Regional translations with auto manufacturers Global assets & resources > Technical centers local to customers in the region Broadest materials portfolio Differentiator capabilities > Differentiated customer engagement CHINA CONSUMER SPENDING GROWTH CHINA AUTO BUILDS (mm) CE AUTO PENETRATION (kpv1) CHINA RETAIL SALES GROWTH 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015F 2016F 2017F 10.6% 9.5% 7.7% 7.7% 7.3% 6.8% 6.5% 6.3% PAGE 10 PAGE 11 PAGE 17 2012 2013 2014 2015F 2012 2013 2014 2015F $4.07 $361 5.6% >11% >$600$5.90 - $6.10 70%78% 2012 China Americas Europe2013 2014 2015F 2016F 2010 2011 2012 2013 2014 2015F 2016F 2017F 18.6 19.1% 18.1% 15.2% 13.6% 11.9% 10.6% 10.7% 10.9% 2010 2011 2012 2013 2014 2015F 2016F 2017F 8.2% 8.4% 7.5% 7.7% 7.7% 8.0% 8.0% 11.0% 21.3 0.5-1.0 2-3 3-4 23.0 23.3 24.2 Global average 14% CAGR1 ~20% CAGR 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015F 2016F 2017F 10.6% 9.5% 7.7% 7.7% 7.3% 6.8% 6.5% 6.3% PAGE 10 PAGE 11 PAGE 17 2012 2013 2014 2015F 2012 2013 2014 2015F $4.07 $361 5.6% >11% >$600$5.90 - $6.10 70%78% 2012 China Americas Europe2013 2014 2015F 2016F 2010 2011 2012 2013 2014 2015F 2016F 2017F 18.6 19.1% 18.1% 15.2% 13.6% 11.9% 10.6% 10.7% 10.9% 2010 2011 2012 2013 2014 2015F 2016F 2017F 8.2% 8.4% 7.5% 7.7% 7.7% 8.0% 8.0% 11.0% 21.3 0.5-1.0 2-3 3-4 23.0 23.3 24.2 Global average 14% CAGR1 ~20% CAGR

Celanese's value creation models

Celanese
The chemistry inside innovation™

Acetyl Chain

LEADING FUNDAMENTALS

- #1 OR #2 IN OUR MARKETS
- LOW-COST OPERATIONS
- ADVANTAGED TECHNOLOGY
- HIGHLY INTEGRATED VALUE CHAIN

DIFFERENTIAL ACTIONS

- PRODUCTIVITY
- EXPANDED FLEXIBILITY
- UNPARALLELED CHOICES
- EXCEPTIONAL EXECUTION

~$150MM VALUE CREATION

Materials Solutions

CUSTOMER + **COMPLETE PACKAGE**

- MARKET PLACE PRESENCE
- GLOBAL ASSETS & RESOURCES
- BROADEST MATERIALS PORTFOLIO
- DIFFERENTIATOR CAPABILITIES

+

MODEL TO DELIVER

MATERIAL
PART
CUSTOMER
PIPELINE AGGREGATION & EXECUTION MACHINE

~$175MM SOLID EARNINGS GROWTH

Models extending to drive additional value creation

INVESTOR DAY 2015 9

Power of the Acetyl Chain

Celanese
The chemistry inside innovation™

DIFFERENTIAL ACTIONS

- Unparalleled Choices
- Exceptional Execution
- Expanded Flexibility
- Growth Opportunities

- Leverage our competitive position as the lowest cost, only fully integrated global acetyl producer
- Drive differential performance across the acetyl chain
- Track record of exceptional execution
- Significantly increased commercial flexibility
- Add or expand capacity at our most advantaged locations

LEADING FUNDAMENTALS

GLOBAL LEADERS	EXPANDED ADJUSTED EBIT MARGIN	LEADING COST POSITION	COMPLEMENTARY CORES
#1 or #2 IN OUR MARKETS	>400 bps *since 2012*	ADVANTAGED TECHNOLOGY	INTEGRATED VALUE CHAIN

Outperformance in all economic conditions

INVESTOR DAY 2015 10

11I N V E S T O R D A Y 2 0 1 5 Acetyl Model: Opportunity & Execution Operating Rates Strategic Purchases Demand Optimization Freight Arbitrage Swaps Model best netback on acetic acid molecule 3 Optimize operating rates across production network 4 Execute 5 Repeat 6 2 Daily competitive intelligence (90 days forward) 1 Assess regional product dynamics

Power of Materials Solutions

Celanese
The chemistry inside innovation™

- Customer Intimacy
- Pipeline Execution
- Landscape Management
- Active Affiliate Management
- Accelerated M&A

- Opportunity pipeline will drive growth in Engineered Materials and Food Ingredients
- Cellulose Derivatives will stabilize and then grow profit through managing our landscape and productivity
- Strategic Affiliates will grow through active management and by translating Celanese's strengths at our joint ventures
- The success of our model has facilitated an accelerated approach to M&A
- Upstream alignment to the Acetyl Chain strengthens our model

PIPELINE BUSINESS GROWTH (EM+FI)	EXPANDED ADJUSTED EBIT MARGIN	NEW PROJECT LAUNCHES	DEALS IN M&A PIPELINE
>20% CAGR since 2012	600 bps since 2012	900 in 2015	50+

Opportunity pipeline drives growth

INVESTOR DAY 2015 12

Materials Model: Opportunity & Execution

Celanese
The chemistry inside innovation


Translation opportunity
6 Orders fulfilled through regional production
5 Implemented at supplier in Canada with local support from Celanese
Toronto, ON
Winona, MN
1 CE US identified opportunity
Florence, KY
Auburn Hills, MI
Customer intimacy
Tokyo, Japan
2 Design & testing to validate solution
3 Presented solution at customer technical center and accepted
4 Celanese Japan developed final solution
Aluminum replacement
Lighter weight & lower cost

Model to respond rapidly to customer needs

INVESTOR DAY 2015 13

14I N V E S T O R D A Y 2 0 1 5¹ EPS CAGR calculated using midpoint of 2015 forecasted EPS range Earnings and cash flow growth amid volatile economic conditions Those value models are delivering strong growth FREE CASH FLOW (mm) ADJUSTED EPS GROWTH 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015F 2016F 2017F 10.6% 9.5% 7.7% 7.7% 7.3% 6.8% 6.5% 6.3% PAGE 10 PAGE 11 PAGE 17 2012 2013 2014 2015F 2012 2013 2014 2015F $4.07 $361 5.6% >11% >$600$5.90 - $6.10 70%78% 2012 China Americas Europe2013 2014 2015F 2016F 2010 2011 2012 2013 2014 2015F 2016F 2017F 18.6 19.1% 18.1% 15.2% 13.6% 11.9% 10.6% 10.7% 10.9% 2010 2011 2012 2013 2014 2015F 2016F 2017F 8.2% 8.4% 7.5% 7.7% 7.7% 8.0% 8.0% 11.0% 21.3 0.5-1.0 2-3 3-4 23.0 23.3 24.2 Global average 14% CAGR1 ~20% CAGR 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015F 2016F 2017F 10.6% 9.5% 7.7% 7.7% 7.3% 6.8% 6.5% 6.3% 2012 2013 2014 2015F 2012 2013 2014 2015F $4.07 $361 5.6% >11% >$600$5.90 - $6.10 70%78% 2012 China Americas Europe2013 2014 2015F 2016F 2010 2011 2012 2013 2014 2015F 2016F 2017F 18.6 19.1% 18.1% 15.2% 13.6% 11.9% 10.6% 10.7% 10.9% 2010 2011 2012 2013 2014 2015F 2016F 2017F 8.2% 8.4% 7.5% 7.7% 7.7% 8.0% 8.0% 11.0% 21.3 0.5-1.0 2-3 3-4 23.0 23.3 24.2 Global average 14 CAGR1 ~20 CAGR FCF% of Net Sales

Lets us invest thoughtfully

Celanese
The chemistry inside innovation™



- ✅ Completed in record time
- ✅ Lowest cost per ton in recent history
- ✅ Exceptional execution

Strategy for Methanol Investment

- Abundant low-cost natural gas in U.S. Gulf Coast
- Utilize existing infrastructure
- Attractive economics
- Reduce methanol pricing volatility

Partnership structure

- 50:50 joint venture with Mitsui
- $100 million credit for existing infrastructure
- Capital efficient investment in methanol
- Supply agreement in place for remaining needs

...and drive strong returns on invested capital

INVESTOR DAY 2015 15

16I N V E S T O R D A Y 2 0 1 5Source: Capital IQ and Celanese estimates. Refer to Glossary in CFO presentation for proxy peers Top quartile ROIC versus peers Delivering strong returns on investment 5-YEAR AVERAGE ROIC (2010-2014) 2012 2013 2014 2015F 2012 2013 2014 2015F $4.07 $361 $392 $548 >$600 $4.50 $5.67 $5.90- $6.10 14% CAGR1 ~20% CAGR PAGE 3 PAGE 4 3.3% Peer Median 7.3% 5.5% 4.6% 4.1% 3.6% 3.5% 3.5% 3.3% 3.2% 2.9% 1.9% 1.8% -0.2% -1.9% Peer 1 Peer 3 Peer 4 Peer 5 Peer 7 Peer 8Peer 6Peer 2 Peer 9 Peer 11Peer 10 Peer 12 Peer 13CE Peer 1 Peer 3 Peer 4 Peer 5 Peer 7 Peer 8 Peer 6 Peer 2 Peer 9 Peer 11 Peer 10 Peer 12 Peer 13CE PAGE 5 2012 2013 2014 2015F Ongoing $361 $370 $414 $325- $350mm $250 - $300mm Ongoing Capex PAGE 9 21.1% 17.7% 17.1% 17.0% 15.9% 15.6% 13.4% 13.3% 11.1% 10.9% 10.5% 10.0% 8.1% 7.4% 6.6% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14CE PAGE 8 2012 2013 2014 2015 Q3 LTM 17.4% 16.1% 17.7% 17.8% Project A Project B Project C 38% >50% >50% 300 400 500 12% 29% 45% Range of WACC 2012 2013 2014 2015F 2012 2013 2014 2015 Q3 LTM 7% $43 $83 $175 16% 18% 20% 0.7% 2.1% 2.7% 5.1% $45 $164 $250 $469 $144 PAGE 10 12.2% Peer Median

17I N V E S T O R D A Y 2 0 1 51Year-to-date as of September 30, 2015 Continue to reduce share count by ~10% through 2017 Predictably returning cash via repurchases SHARE REPURCHASES (mm) > Deployed $420 million to repurchase 6.6 million shares in Q3 2015 > Reduced share count by 4.3% > Increased remaining share repurchase authorization by $1 billion, expect to complete within two years PAGE 21 PAGE 19 21.1% 17.5% 17.1% 17.0% 15.9% 15.6% 13.4% 13.3% 11.1% 10.9% 10.5% 10.0% 8.1% 7.4% 6.6% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 12.2% Peer Median Peer 12 Peer 13 Peer 14 PAGE 25 PAGE 20 2012 2013 2014 2015 YTD1 $45 $164 $250 $420 111% CAGR CE 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 $0.04 $0.30 50% CAGR 2012 2013 2014 2015F 7% 16% 18% 20% 2012 20142013 2015F 2018FAcetyl Chain Capital Deployment Materials Solutions 2015F 2018F $4.07 $5.90 - $6.10 $8.00 - $8.50 >$600 ~$1,000 15% CAGR 10% CAGR

18I N V E S T O R D A Y 2 0 1 5 Dividend yield and payout ratio are now consistent with our peers ...and returning cash via dividends INCREASED ANNUAL DIVIDEND TO $1.20/SHARE DIVIDEND PAYOUT RATIO PAGE 21 PAGE 19 21.1% 17.5% 17.1% 17.0% 15.9% 15.6% 13.4% 13.3% 11.1% 10.9% 10.5% 10.0% 8.1% 7.4% 6.6% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 12.2% Peer Median Peer 12 Peer 13 Peer 14 PAGE 25 PAGE 20 2012 2013 2014 2015 YTD1 $45 $164 $250 $420 111% CAGR CE 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 $0.04 $0.30 50% CAGR 2012 2013 2014 2015F 7% 16% 18% 20% 2012 20142013 2015F 2018FAcetyl Chain Capital Deployment Materials Solutions 2015F 2018F $4.07 $5.90 - $6.10 $8.00 - $8.50 >$600 ~$1,000 15% CAGR 10% CAGR PAGE 21 PAGE 19 21.1% 17.5 17.1% 17.0% 15.9% 15.6% 13.4% 13.3% 11.1% 10.9% 10.5% 10.0% 8.1% 7.4% 6.6% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 12.2% Peer Median Peer 12 Peer 13 Peer 14 PAGE 25 PAGE 20 2012 2013 2014 2015 YTD1 $45 $164 $250 $420 111% CAGR CE 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 $0.04 $0.30 50% CAGR 2012 2013 2014 2015F 7% 16% 18% 20% 2012 20142013 2015F 2018FAcetyl Chain Capital Deployment Materials Solutions 2015F 2018F $4.07 $5.90 - $6.10 $8.00 - $8.50 >$600 ~$1,000 15% CAGR 10% CAGR

Create opportunities for sensible M&A

Celanese
The chemistry inside innovation™

M&A Criteria



Attractive top line and earnings growth
Highly synergistic
Accretive in the short term
Risk adjusted returns above hurdle rates
Advances CE metrics on margins and volatility
Enhances technology or commercial capabilities
Sustains our leadership positions
Strong strategic fit by product or customer
QUALITATIVE
QUANTITATIVE

Leadership Engagement & Core Partnership



Executive Leadership Team
• M&A Strategy
• Prioritization
• Final Decision
MATERIALS SOLUTIONS Expert Committee
ACETYL CHAIN Expert Committee
Business Strategy & Development
Hub + Detailed Due Diligence
SOURCING, SCREENING AND DILIGENCE
Integration Team
Consistent/fixed leadership partnering with the business
PHILOSOPHY/THEME
Lots of formality on integration | Reasonable formality on due diligence | Less, but practical, formality on screening
ORDER FULFILLMENT
RIGHT TO OPERATE
HUMAN CAPITAL
TECHNOLOGY
PLAN & SOURCE
FINANCE & ACCOUNTING
MANUFACTURING
COMMERCIAL

Focused, accretive and strategically sound

INVESTOR DAY 2015 19

20I N V E S T O R D A Y 2 0 1 5 Disciplined approach... Note: Since mid-2014 ...creating value through M&A Screening Due Diligence Integration EVALUATION PROCESS Reject ?? INBOUND OUTBOUND• Banks • Auctions • Bilateral ????? ???? • ?te??? ? ???e??? 5,000 500 250 INITIAL CONTACT Reject ?????e ?? 25 100 ?c?? • COOLPOLY ? • Acquisition of a process technology 2 8 15 IN PROCESS

21I N V E S T O R D A Y 2 0 1 5 Bringing all elements together Positioned for continued double-digit earnings growth Structural Uniqueness Uniqueness Helps Address Global Challenges Leverage Complementary Cores Stewardship of Cash Generation PAGE 21 PAGE 19 21.1% 17.5% 17.1% 17.0% 15.9% 15.6% 13.4% 13.3% 11.1% 10.9% 10.5% 10.0% 8.1% 7.4% 6.6% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 12.2% Peer Median Peer 12 Peer 13 Peer 14 PAGE 25 PAGE 20 2012 2013 2014 2015 YTD1 $45 $164 $250 $420 111% CAGR CE 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 $0.04 $0.30 50% CAGR 2012 2013 2014 2015F 7% 16% 18% 20% 2012 20142013 2015F 2018FAcetyl Chain Capital Deployment Materials Solutions 2015F 2018F $4.07 $5.90 - $6.10 $8.00 - $8.50 >$600 ~$1,000 15% CAGR 10% CAGR PAGE 21 PAGE 19 21.1% 17.5% 17.1% 17.0% 15.9% 15.6% 13.4% 13.3% 11.1% 10.9% 10.5% 10.0% 8.1% 7.4% 6.6% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 12.2% Peer Median Peer 12 Peer 13 Peer 14 PAGE 25 PAGE 20 2012 2013 2014 2015 YTD1 $45 $164 $250 $420 111% CAGR CE 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 $0.04 $0.30 50% CAGR 2012 2013 2014 2015F 7% 16% 18% 20% 2012 20142013 2015F 2018FAcetyl Chain Capital Deployment Materials Solutions 2015F 2018F $4.07 $5.90 - $6.10 $8.00 - $8.50 >$600 ~$1,000 15% CAGR 10% CAGR ADJUSTED EARNINGS PER SHARE FREE CASH FLOW (mm) ADJUSTED EPS GROWTH ADJUSTED EBIT EXPANSION FREE CASH FLOW GROWTH >600 bps ~20%14% since 2012since 2012 since 2012CAGR CAGR CASH RETURNED TO SHAREHOLDERS ~$1.3 since 2012BILLION